American Century Mutual Funds, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated January 23, 2013 ■ Statement of Additional Information dated March 1, 2012

All references to Stafford Southwick are deleted.

The following is added to the Accounts Managed table on page 48.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Jeffrey B. Otto	Number of Accounts	2	0	0
	Assets	$517.6 million 1	N/A	N/A

1	Information is provided as of January 15, 2013. Includes $161.1 million in New Opportunities and $356.5 million in Small Cap Growth.

The following is added to the Ownership of Securities table on pages 52-53.

New Opportunities
Jeffrey Otto 1	A

Small Cap Growth
Jeffrey B. Otto 1	D

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1	Information is provided as of January 15, 2013.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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